Preferred Stock	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Preferred Stock
20. Preferred Stock
Preferred stock is as follows:

	Preferred Stock Liquidation Value	Preferred Stock Issuance Costs	Net Total
Balance at January 1, 2017	$60,676	$(660)	$60,016
Accrued dividend	3,723	—	3,723
Amortization of preferred stock issuance costs	—	184	184

Balance at December 31, 2017	64,399	(476)	63,923
Accrued dividend	2,120	—	2,120
Amortization of preferred stock issuance costs	—	183	183

Balance at December 31, 2018	66,519	(293)	66,226
Accrued dividend	—	—	—
Amortization of preferred stock issuance costs	—	184	184

Balance at December 31, 2019	$66,519	$(109)	$66,410

On June 12, 2013, the Company and WSHP Biologics Holdings, LLC, an affiliate of Water Street Healthcare Partners, a leading healthcare-focused private equity firm (“Water Street”), entered into an investment agreement. Pursuant to the terms of the investment agreement, the Company issued $50,000 of convertible preferred equity to Water Street in a private placement which closed on July 16, 2013, with preferred stock issuance costs of $1,290. The preferred stock accrues dividends at a rate of 6% per annum. To the extent dividends are not paid in cash in any quarter, the dividends which have accrued on each outstanding share of preferred stock during such three-month period will accumulate until paid in cash or converted to common stock.
The preferred stock will be convertible at the election of the holders into shares of the Company’s common stock at an initial conversion price of $4.39 per share which would result in a conversion ratio of approximately 228 shares of common stock for each share of preferred stock. The preferred stock is convertible at the election of the Company five years after its issuance
or at any time if the Company’s common stock closes at or above $7.98 per share for at least 20 consecutive trading days.
The Company may, upon 30 days’ notice, redeem the preferred stock, in whole or in part, five years after its issuance at the initial liquidation preference of $1,000 per share of the preferred stock plus an amount per share equal to accrued but unpaid dividends (collectively, the “Liquidation Value”). The holders of the preferred stock may require the Company to redeem their preferred stock, in whole or in part, at the Liquidation Value seven years
after its issuance or upon the occurrence of a change of control.
On August 1, 2018, the Company and WSHP Biologics Holdings, LLC, a related party, entered into an Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of RTI Surgical, Inc. (the “Amended and Restated Certificate of Designation”). Pursuant to the Amended and Restated Certificate of Designation: (1) dividends on the Series A Preferred Stock will not accrue after July 16, 2018 (in the event of a default by the Company, dividends will begin accruing and will continue to accrue until the default is cured); (2) the Company may not force a redemption of the Series A Preferred Stock prior to July 16, 2020; and (3) the holders of the Series A Preferred Stock may not convert the Series A Preferred Stock into common stock prior to July 16, 2021 (with certain exceptions). The Company evaluated and concluded on a qualitative basis that the amendment qualifies as modification accounting to the preferred shares, which did not result in a change in the valuation of the shares.